Exhibit 99.5

Organic Holding Company, Inc. and SP Holding Corporation
Unaudited Pro Forma Condensed Consolidated Balance Sheet
Giving effect to the Organic Holding Company, Inc. acquisition of certain assets of Vinaigrettes Catering Company, LLC in October 2006 and the merger of Organic Holding Company, Inc. with SP Holding Corporation in February 2007
As of September 30, 2006

	Organic Holding	Vinaigrette Catering	pro forma		Subtotal		pro forma
	Company, Inc.	Company, LLC	adjustments		Pro forma	SP Holding	adjustments		Pro forma
Current assets
Cash and cash equivalents	$702,663	$52,827	$(752,827	)(a),(b),(c)	$2,663	$19,305	$3,450,000	(e)	$3,471,968
Accounts receivable, net	250,270	87,654	(87,654	)(a)	250,270				250,270
Inventory	475,346	9,611			484,957				484,957
Other current assets	182,084	12,020	(12,020	)(a)	182,084				182,084
Total current assets	1,610,363	162,112	(852,501)		919,974	19,305	3,450,000		4,389,279
Property and equipment, net	2,384,093	224,277	(195,277	)(a)	2,413,093				2,413,093
Intangible assets, net	39,040	521	1,009,868	(c)	1,049,429				1,049,429
Deposits and other assets	114,465	—			114,465				114,465

Total assets	$4,147,961	$386,910	$(37,910)		$4,496,961	$19,305	$3,450,000		7,966,266

Current liabilities
Accounts payable	$1,904,065	$210,084	$(210,084	)(a)	$1,904,065	$71,039			$1,975,104
Accrued and other current liabilities	404,314	68,656	(19,656	)(a),(c)	453,314				453,314
Convertible notes payable, net of discount	2,743,457	—	300,000	(b)	3,043,457				3,043,457
Notes and interest payable to owners	—	3,620,856	(3,620,856	)(a)	—				—
Total current liabilities	5,051,836	3,899,596	(3,550,596)		5,400,836	71,039	—		5,471,875
Notes payable, net of current portion	573,022	248,080	(248,080	)(a)	573,022				573,022
Other noncurrent liabilities	187,735	160,493	(160,493	)(a)	187,735				187,735
Total liabilities	5,812,593	4,308,169	(3,959,169)		6,161,593	71,039	—		6,232,632
Members’ deficit		(3,921,259)	3,921,259	(a)	—				—
Stockholders’ deficit
Preferred/Common stock and additional paid-in-capital	9,414,363				9,414,363	25,641,084	(22,242,818	)(e),(f)	12,812,629
Accumulated deficit	(11,078,995)				(11,078,995)	(25,692,818)	25,692,818	(f)	(11,078,995)
Total stockholders’ deficit / members’ deficit	(1,664,632)	(3,921,259)	3,921,259		(1,664,632)	(51,734)	3,450,000		1,733,634

Total liabilities and stockholders’ equity	$4,147,961	$386,910	$(37,910)		$4,496,961	$19,305	$3,450,000		$7,966,266

See accompanying notes to unaudited proforma condensed consolidated balance sheet and statements of operations.

Organic Holding Company, Inc. and SP Holding Corporation

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Giving effect to the Organic Holding Company, Inc. acquisition of certain assets of Vinaigrettes Catering Company, LLC in October 2006 and the merger of Organic Holding Company, Inc. with SP Holding Corporation in February 2007

For the year ended December 31, 2005

	Organic Holding	Vinaigrette Catering	pro forma		Subtotal		pro forma
	Company, Inc.	Company, LLC	adjustments		Pro forma	SP Holding	adjustments		Pro forma

Sales	$6,120,670	$2,455,597			$8,576,267				$8,576,267
Cost of sales	3,894,915	986,180			4,881,095				4,881,095
Gross Profit	2,225,755	1,469,417			3,695,172				3,695,172
Operating expenses	7,173,272	1,543,548			8,716,820	$149,725			8,866,545
Depreciation and amortization	629,767	14,520	$504,934	(c)	1,149,221				1,149,221
Loss from operations	(5,577,284)	(88,651)	(504,934)		(6,170,869)	(149,725)	—		(6,320,594)
Interest expense, net	(77,452)	(201,839)	177,839	(a),(b)	(101,452)	(115,397)	115,397	(d)	(101,452)
Loss before income taxes	(5,654,736)	(290,490)	(327,095)		(6,272,321)	(265,122)	115,397		(6,422,046)
Income taxes	—	—	—		—	(177,888)	177,888	(d)	—
Net loss	$(5,654,736)	$(290,490)	$(327,095)		$(6,272,321)	$(443,010)	$293,285		$(6,422,046)

Basic pro forma net loss per share								(g)	$(0.95)

Weighted average shares used in computing basic pro forma net loss per share								(g)	6,738,183

For the nine months ended September 30, 2006

	Organic Holding	Vinaigrette Catering	pro forma		Subtotal		pro forma
	Company, Inc.	Company, LLC	adjustments		Pro forma	SP Holding	adjustments		Pro forma
Sales	$6,715,586	$1,621,524			$8,337,110				$8,337,110
Cost of sales	3,315,018	596,604			3,911,622				3,911,622
Gross Profit	3,400,568	1,024,920			4,425,488				4,425,488
Operating expenses	6,715,642	1,070,061			7,785,703	$84,489			7,870,192
Depreciation and amortization	592,792	8,703	378,701	(c)	980,196				980,196
Loss from operations	(3,907,866)	(53,844)	(378,701)		(4,340,411)	(84,489)	—		(4,424,900)
Interest expense, net	(713,833)	(171,448)	153,448	(a),(b)	(731,833)	(966)	966	(d)	(731,833)
Loss before income taxes	(4,621,699)	(225,292)	(225,253)		(5,072,244)	(85,455)	966		(5,156,733)
Income taxes	—	—	—		—	41,485	(41,485	)(d)	—
Net loss	$(4,621,699)	$(225,292)	$(225,253)		$(5,072,244)	$(43,970)	$(40,519)		$(5,156,733)

Basic pro forma net loss per share								(g)	$(0.53)

Weighted average shares used in computing basic pro forma net loss per share								(g)	9,651,011

See accompanying notes to unaudited proforma condensed consolidated balance sheet and statements of operations.